COMMON STOCK PURCHASE AGREEMENT

Private and Confidential

THIS COMMON STOCK PURCHASE AGREEMENT, (the "Agreement") made as of the last executed date below (the "Effective Date"), by and among BT2 International, Inc. an entity with a principle address of 1117 Desert Lane, Suite 2067, Las Vegas, NV 89102 (the "Buyer") and Belmont Partners, LLC a Virginia limited liability company with a principal address of 360 Main Street, Washington Virginia 22747 ("Seller"), and Clopton House Corporation a Form10 vehicle organized in the state of Delaware (the "Company") and Escrow, LLC ("Escrow Agent") (Buyer, Seller and Company each a "Party" and collectively the "Parties").

W I T N E S S E T H:

WHEREAS, the Seller owns a majority of the issued and outstanding capital stock of the Company; and

WHEREAS, the Buyer wishes to purchase a control block of stock consisting of one hundred thousand (100,000) shares representing one hundred percent of the issued and outstanding capital stock of the Company (the "Stock");

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1. Agreement to Purchase and Sell. Seller will sell to Buyer and Buyer agrees to purchase the Stock in exchange for:

a) fifty thousand U.S. dollars ($50,000.00) together with two hundred U.S. dollars representing Buyer's half of the Escrow Fees (the "Purchase Price"), to be paid to Seller according to the terms and conditions set forth in Section 3 herein; and,

b) three percent (3%) of the issued and outstanding common stock of the Company according to the terms and conditions set forth in Section 3(e) herein (the "Position").

2. Closing. On or about five (5) business days from the Effective Date (the "Closing") the Parties shall perform, **in order**:

a) Buyer shall deliver to Seller a copy of this Agreement executed by Buyer;

b) Seller shall deliver a fully executed copy of this Agreement to Buyer;

c) The Escrowed Funds (defined in Section 3(a) herein) shall be released to Seller;

Buyer: [initials]
Seller: _____
Company: _____